Exhibit 99.1
Owlet Appoints Healthcare Executive Melissa Gonzales to Board of Directors

LEHI, Utah--(BUSINESS WIRE)--Owlet, Inc. (NYSE: OWLT, “the Company”), the pioneer of smart baby monitoring, is pleased to announce the addition of Melissa Gonzales to the Company’s Board of Directors. Gonzales brings more than 20 years of consumer and provider healthcare experience to Owlet, further advancing the Company as a leader in infant monitoring solutions.

“Owlet’s growth proposition to facilitate change in health equity through its innovation in connected digital monitoring is extremely exciting,” said Melissa Gonzales. “Creating meaningful momentum and impact within these trends is important to me personally and professionally and I am looking forward to contributing my experience towards supporting Owlet’s growth objectives.”

In her current role as President, Women’s Health at Myriad Genetics, Inc. Gonzales is responsible for serving consumers, patients and healthcare providers with genetic screens and tests that help women assess their risk of hereditary cancer and provide vital insights during pregnancy or when planning a family. She is the Board Chair for March of Dimes, Chicago, a non-profit organization dedicated to improving maternal and infant health in the U.S.

Prior to her role at Myriad, Gonzales was the Executive Vice President, Americas at Medela LLC, a global leader in breast pumps and medical solutions that supports millions of new moms and babies. During her 11 years with Medela, she helped position that company as the most trusted breast pump brand in North America. Earlier in her career, Gonzales led commercial teams at Align Technology and Smith & Nephew.

“As an expert with global consumer healthcare experience, Melissa brings tremendous market knowledge to our Board, especially as Owlet prepares to expand our product offerings to serve parents and their infants with our BabySatTM product, our first FDA-cleared medical pulse oximetry device, for the home,” said Kurt Workman, Owlet CEO and Co-Founder. “Melissa’s demonstrated passion and advocacy for women and families are values that are tightly aligned with Owlet’s mission and vision. We are thrilled to welcome Melissa to our Board and look forward to benefiting from her contributions.”

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. Owlet also believes that every child deserves to live a long, happy, and healthy life, and is working to develop products to help further that belief. To learn more, visit www.owletcare.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s growth prospects, expanded product offerings and the impacts of new leadership. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, (i) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the U.S. Food and Drug Administration and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (ii) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (iii) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (iv) Owlet’s ability to obtain additional financing in the future, as well risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (v) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop new products, innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (vi) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (vii) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (viii) Owlet’s ability to upgrade and maintain its information technology systems; (ix) changes in applicable laws or regulations; (x) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (xi) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (xii) other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission, including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how they may affect Owlet. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this press release, whether because of new information, future events or otherwise, although Owlet may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts
Investors and Media
Mike Cavanaugh
Westwicke/ICR
Phone: +1.617.877.9641
mike.cavanaugh@westwicke.com